                                                                   EXHIBIT 10.35


                                                                  EXECUTION COPY









                                   $45,000,000

                                    LETTER OF
                                CREDIT AGREEMENT

                           dated as of March 19, 1999

                                      among

                              Venator Group, Inc.,

                         The Co-Applicants Party Hereto,

                             The Banks Party Hereto

                                       and

                              The Bank of New York,
                                    as Agent









                                   Arranged by

                           BNY Capital Markets, Inc.,
                                as Lead Arranger

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----


                                    ARTICLE I

                                   Definitions

Section 1.01    Definitions....................................................4
Section 1.02    Accounting Terms and Determinations............................8


                                   ARTICLE II

                              The LETTERS OF Credit

Section 2.01.   Issuance of Letters of Credit..................................8
Section 2.02.   Expiry Dates...................................................9
Section 2.03.   Notice of Proposed Issuance....................................9
Section 2.04.   Conditions to Issuance.........................................9
Section 2.05.   Extension of Expiry Dates.....................................10
Section 2.06.   Notices of Actual Issuances, Extensions and Amounts Available
                for Drawing...................................................10
Section 2.07.   (a)     Letter of Credit Fees.................................10
                (b)     Facility Fees.........................................10
Section 2.08.   Drawings......................................................10
Section 2.09.   Reimbursement and Other Payments by the Applicant.............11
Section 2.10.   Payments by Banks with Respect to Letters of Credit...........11
Section 2.11.   Optional Termination or Reduction of Commitments..............12
Section 2.12.   Computation of Interest and Fees..............................12
Section 2.13.   Exculpatory Provisions........................................12
Section 2.14.   Reliance, Etc.................................................13
Section 2.15.   Indemnification by Applicant..................................13
Section 2.16.   Indemnification by Banks......................................14
Section 2.17.   Certain Administrative Provisions with respect to Letters of
                Credit........................................................14


                                   ARTICLE III

                                   Conditions

Section 3.01.   Conditions to Issuance of Initial Letter of Credit............15
Section 3.02.   Conditions to Issuance of each Letter of Credit...............16

                                   ARTICLE IV

                         Representations and Warranties

Section 4.01.   Corporate Existence and Power.................................17
Section 4.02.   Corporate and Governmental Authorization; No Contravention....17
Section 4.03.   Binding Effect................................................17
Section 4.04.   Litigation....................................................17
Section 4.05.   Subsidiary Guarantors.........................................17


                                    ARTICLE V

                                    Covenants

Section 5.01.   Information...................................................17
Section 5.02.   Conduct of Business and Maintenance of Existence..............18
Section 5.03.   Compliance with Laws..........................................18
Section 5.04.   Inspection of Property, Books and Records.....................18
Section 5.05.   Additional Guarantors.........................................18


                                   ARTICLE VI

                                    Defaults

Section 6.01.   Events of Defaults............................................19
Section 6.02.   Notice of Default.............................................19
Section 6.03.   Cash Cover....................................................19


                                   ARTICLE VII

                                    The Agent

Section 7.01.   Appointment and Authorization.................................21
Section 7.02.   Dual Capacity.................................................21
Section 7.03.   Obligations of Agent..........................................21
Section 7.04.   Consultation with Experts.....................................21
Section 7.05.   Liability of Agent............................................21
Section 7.06.   Credit Decision...............................................21
Section 7.07.   Successor Agent...............................................22
Section 7.08.   Agent's Fees..................................................22

                                  ARTICLE VIII

                             Change in Circumstances

Section 8.01.   Increased Cost and Reduced Return.............................22
Section 8.02.   Taxes.........................................................24
Section 8.03.   Substitution of Bank..........................................25


                                   ARTICLE IX

                                  Miscellaneous

Section 9.01.   Notices.......................................................26
Section 9.02.   No Waivers....................................................26
Section 9.03.   Expenses; Indemnification.....................................26
Section 9.04.   Sharing of Set-offs...........................................27
Section 9.05.   Amendments and Waivers........................................27
Section 9.06.   Successors and Assigns........................................28
Section 9.07.   Governing Law; Submission to Jurisdiction.....................29
Section 9.08.   Counterparts..................................................30
Section 9.09.   WAIVER OF JURY TRIAL..........................................30

Co-Applicant Schedule

Commitment Schedule

Exhibit A    -  Form of Guarantee Agreement

Exhibit B-1  -  Form of Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

Exhibit B-2  -  Form of Opinion of the General Counsel of the Applicant

Exhibit C    -  Form of Assignment and Assumption Agreement

     LETTER OF CREDIT AGREEMENT dated as of March 19, 1999 among VENATOR GROUP, INC., the CO-APPLICANTS party hereto, the BANKS party hereto and THE BANK OF NEW YORK, as Agent.


                                    ARTICLE I

                                  Definitions
                                  -----------

     Section 1.01. Definitions. The following terms, as used herein, have the following meanings:

     "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Agent and submitted to the Agent (with a copy to the Applicant) duly completed by such Bank.

     "Affiliate" means, (i) any Person that directly, or indirectly through one or more intermediaries, controls the Applicant (a "Controlling Person") or
(ii) any Person (other than the Applicant, a Co-Applicant or a Subsidiary Guarantor) which is controlled by or is under common control with a Controlling
Person.  As used  herein,  the term  control   means  possession,  directly  or
indirectly, of the power to vote 10% or more of any class of voting securities of a Person or to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by contract or otherwise.

     "Agent" means The Bank of New York, in its capacities as agent for the Banks under the Loan Documents and as the issuer of the Letters of Credit issued or to be issued hereunder, and its successors in such capacities.

     "Aggregate LC Exposure" means, at any time, the sum, without duplication, of (i) the aggregate amount that is (or may thereafter become) available for drawing under all Letters of Credit outstanding at such time plus (ii) the aggregate unpaid amount of all Reimbursement Obligations outstanding at such time.

     "Agreement, " when  used  in  reference  to  this  Agreement,   means  this
Agreement, as it may be amended or amended and restated from time to time.

     "Applicable Co-Applicant" means, with respect to any Letter of Credit, the Co-Applicant, if any, for whose account such Letter of Credit is issued.

     "Applicant" means Venator Group, Inc., a New York corporation, and its successors.

     "Assignee" has the meaning set forth in Section 9.06.

     "Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors.

     "Bank Parties" means the Banks and the Agent.

     "Co-Applicant" means (a) the Subsidiaries listed on the Co-Applicant Schedule and (b) other Subsidiaries that shall have executed a counterpart of this Agreement after the date hereof.

     "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the Commitment Schedule (or, in the case of an Assignee, the portion of the transferor Bank's Commitment assigned to such Assignee pursuant to Section 9.06(c)), in each case as such amount may be reduced from time to time pursuant to Section 2.11 or changed as a result of an assignment pursuant to Section 8.03 or 9.06(c).

     "Commitment Schedule" means the Commitment Schedule attached hereto.

     "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Applicant in its consolidated financial statements if such statements were prepared as of such date in accordance with generally accepted accounting principles.

     "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City or, if different, the jurisdiction where the LC Office of the Agent is located, are authorized or required by law to close.

     "Effective Date" means the date hereof.

     "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, injunctions, permits, licenses and agreements relating to the protection of the environment, to the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, hazardous or toxic substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous or toxic substances or wastes or the clean-up or other remediation thereof.

     "Event of Default" has the meaning set forth in Section 6.01.

     "Facility Fee Rate" means, at any time, the rate per annum that is equal to the Facility Fee Rate (as defined in the RC Agreement) in effect at such time.

     "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to The Bank of New York on such day on such transactions as determined by the Agent.

     "Foreign Subsidiary" means any Subsidiary organized under the laws of a jurisdiction, and conducting substantially all its operations, outside the United States.

     "Guarantee Agreement" means the Guarantee Agreement dated as of the Effective Date among the Subsidiary Guarantors and the Agent, substantially in the form of Exhibit A hereof, as amended from time to time.

     "Immaterial Subsidiary" means at any time any Subsidiary that (i) does not hold any material patents, trademarks or other intellectual property, (ii) on a consolidated basis, together with its Subsidiaries, holds assets with an aggregate fair market value of less than $2,000,000, (iii) on a consolidated basis, together with its Subsidiaries, does not account for more than 1% of the consolidated revenues of the Applicant and its Consolidated Subsidiaries and
(iv) on a consolidated basis, together with its Subsidiaries, does not have consolidated net income in excess of $500,000. The determinations in clauses
(ii), (iii) and (iv) shall be made on the basis of the financial statements most recently delivered by the Applicant to the Banks pursuant to Sections 5.01(a) or 5.01(b), as the case may be, of the RC Agreement.

     "Indemnitee" has the meaning set forth in Section 9.03(b).

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

     "LC Collateral Account" shall mean a collateral account established pursuant to an arrangement satisfactory to the Agent.

     "LC Exposure" means, with respect to any Bank at any time, an amount equal to its Pro Rata Share of the Aggregate LC Exposure at such time.

     "LC Fee Rate" means, at any time, the rate per annum that is 50% of the LC Fee Rate (as defined in the RC Agreement) in effect at such time.

     "LC Indemnitees" has the meaning set forth in Section 2.15.

     "LC Office" means, with respect to the Agent, for any Letter of Credit, the office at which the Agent books such Letter of Credit and, with respect to any Bank, for any Letter of Credit, the office at which such Bank books its participating interest in such Letter of Credit.

     "Letter of Credit" means a letter of credit issued or to be issued hereunder by the Agent.

     "Loan Documents" means this Agreement and the Guarantee Agreement.

     "Material Adverse Effect" means a material adverse effect on (i) the business, operations or condition (financial or otherwise) of the Applicant and its Subsidiaries taken as a whole, (ii) the ability of any Obligor to perform any payment obligation of such Obligor under the Loan Documents or (iii) the ability of any Bank Party to enforce any rights or remedies under the Loan Documents with respect to any payment obligation of any Obligor under the Loan Documents.

     "Obligor"  means  the  Applicant,   each  Co-Applicant  or  any  Subsidiary
Guarantor, and "Obligors" means all of them.

     "Parent" means, with respect to any Bank Party, any Person controlling such Bank Party.

     "Participant" has the meaning set forth in Section 9.06(b).

     "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Pro Rata Share" means, with respect to any Bank at any time, a fraction the numerator of which is the amount of such Bank's Commitment at such time (or, if the Commitments have terminated in their entirety, such Bank's Commitment as in effect immediately prior to such termination) and the denominator of which is the Total Commitments at such time (or, if the Commitments have terminated in their entirety, the Total Commitments as in effect immediately prior to such termination).

     "RC Agreement" means the Second Amended and Restated Credit Agreement dated as of April 9, 1997 and amended and restated as of March 19, 1999 among Venator Group, Inc. (formerly known as Woolworth Corporation), subsidiaries of the Applicant party thereto, the Banks party thereto, the Co-Agents party thereto, Bank of America NT & SA, as Documentation Agent, The Bank of New York, as Administrative Agent, LC Agent and Swingline Bank, and J.P. Morgan Securities, Inc., BNY Capital Markets, Inc., and NationsBank Montgomery Securities LLC, as Lead Arrangers, as amended or amended and restated or otherwise modified or supplemented from time to time.

     "RC Commitment" means, at any time, the "Total Commitments" under, and as defined in, the RC Agreement at such time.

     "Reimbursement Obligation" means any obligation of the Applicant and the Applicable Co-Applicants to reimburse the Agent pursuant to Article II for amounts paid by the Agent in respect of drawings under Letters of Credit, including any portion of any such obligation to which a Bank has become subrogated pursuant to Section 2.10(a).

     "Required Banks" means at any time Banks having at least a majority of the aggregate amount of the Commitments at such time.

     "Responsible Officer" means, with respect to any Obligor, its chief operating officer, its chief financial officer, its general counsel, its treasurer, any assistant treasurer or any other officer whose duties include the administration of this Agreement.

     "Steamship/Airway Indemnity" means, with respect to any Letter of Credit, a steamship guarantee, airway release or similar undertaking providing for the release of the goods related to such Letter of Credit to the Applicant or Applicable Co-Applicant or the designee of the Applicant or such Applicable Co-Applicant notwithstanding the unavailability of the applicable bill of lading or other shipping documents.

     "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, "Subsidiary" means a Subsidiary of the Applicant.

     "Subsidiary Guarantor" means each Subsidiary that from time to time is a party to the Guarantee Agreement.

     "Termination Date" means the 364th day following the Effective Date; provided that, in the event that the RC Commitment shall have been reduced to zero or otherwise terminated prior to such 364th day, the Termination Date shall thereupon be deemed to be the date of such reduction or termination.

     "Total Commitments" means, at any time, the aggregate amount of the Commitments (whether used or unused) at such time.

     "UCP" means the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be revised or amended from time to time.

     "United States" means the United States of America, including the States thereof and the District of Columbia, but excluding its territories and possessions.

     Section 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Applicant's independent public accountants) with the most recent audited consolidated financial statements of the Applicant and its Consolidated Subsidiaries delivered to the Banks.


                                   ARTICLE II

                              The LETTERS OF Credit
                              ---------------------

     Section 2.01. Issuance of Letters of Credit. (a) The Agent agrees, on the terms and conditions set forth in this Agreement, to issue Letters of Credit from time to time during the period from and including the Effective Date to but excluding the date that is 30 days before the Termination Date; provided that, immediately after each such Letter of Credit is issued:

          (i) the Aggregate LC Exposure shall not exceed the Total Commitments; and

          (ii) in the case of each Bank, its LC Exposure shall not exceed its Commitment.

Each Letter of Credit shall be issued for the account of the Applicant and, if applicable, the Applicable Co-Applicant.

     (b) Upon the issuance by the Agent of each Letter of Credit pursuant to this Section 2.01, the Agent shall be deemed, without further action by any party hereto, to have sold to each Bank and each Bank shall be deemed, without further action by any party hereto, to have purchased from the Agent, a participation in such Letter of Credit, on the terms set forth in this Article II, equal to such Bank's Pro Rata Share thereof.

     (c) In connection with any Letter of Credit, the Applicant or the Applicable Co-Applicant may request that the Agent issue a Steamship/Airway Indemnity, whereupon, and as a condition to the issuance thereof, the Applicant or the Applicable Co-Applicant shall execute and deliver to the Agent counterparts of the Agent's then standard forms of applicable application, guarantee and trust receipt or other documentation reasonably required by the Agent. For all purposes hereof, including but not limited to Sections 2.13, 2.15 and 2.16, the Applicant, the Co-Applicants and the Banks acknowledge and agree that the Agent shall be entitled to honor drawings under Letters of Credit with respect to which Steamship/Airway Indemnities have been issued without regard to whether the documents submitted in connection with any such drawing are sufficient or conform to the requirements of the applicable Letter of Credit, and the Agent's honoring of such drawings shall not constitute gross negligence or willful misconduct or otherwise impair the Agent's entitlement to the benefits of the indemnification and other exculpatory provisions hereunder.

     Section 2.02. Expiry Dates. Each Letter of Credit shall, when issued, have an expiry date on or before the earlier of (i) 180 days from the date such Letter of Credit was issued and (ii) the fifth Domestic Business Day prior to the Termination Date.

     Section 2.03. Notice of Proposed Issuance. The Applicant or the Applicable Co-Applicant shall give the Agent at least one Domestic Business Day's prior notice specifying the date each Letter of Credit is to be issued and describing the proposed terms of such Letter of Credit and the nature of the transactions proposed to be supported thereby.

     Section 2.04. Conditions to Issuance. Without limiting the provisions of Sections 3.01 and 3.02 hereof, the Agent shall not issue any Letter of Credit unless:

     (a) such Letter of Credit shall be satisfactory in form and reasonably satisfactory in substance in all respects affecting the Agent;

     (b) the Agent shall be satisfied that the goods related to it shall be effectively consigned to the Agent and that the applicable bills of lading and other shipping documents shall be negotiable and drawn to the order of the Agent;

     (c) the Applicant and any Applicable Co-Applicant shall have executed and delivered such other instruments and agreements relating to such Letter of Credit as the Agent shall have reasonably requested;

     (d) the Agent shall not have been notified in writing by the Applicant or the Required Banks that any condition specified in clause (c), (d), (e), (f) or
(g) of Section 3.02 is not satisfied on the date such Letter of Credit is to be issued; and

     (e) if such Letter of Credit is being issued for the account of a Subsidiary, such Subsidiary shall be a Co-Applicant.

     Section 2.05. Extension of Expiry Dates. The Agent shall not extend (or allow the extension of) the expiry date of such Letter of Credit if it shall have been notified by the Applicant or the Required Banks that any condition specified in clause (c), (d), (e), (f) or (g) of Section 3.02 is not satisfied on the date of such extension.

     Section 2.06. Notices of Actual Issuances, Extensions and Amounts Available for Drawing. Within fifteen Domestic Business Days after the end of each calendar month, the Agent shall notify each Bank of (i) the daily average aggregate amount available for drawings (whether or not conditions for drawing thereunder have been satisfied) under all Letters of Credit outstanding during such month, (ii) the aggregate amount of letter of credit fees accrued during such month pursuant to Section 2.07, (iii) each Bank's Pro Rata Share of such accrued letter of credit fees and (iv) the aggregate undrawn amount of all Letters of Credit outstanding at the end of such month.

     Section 2.07. (a) Letter of Credit Fees. The Applicant (and, with respect to each particular Letter of Credit, the Applicable Co-Applicant), on a joint and several basis with the Applicant shall pay to the Agent, for the account of the Banks ratably in accordance with their respective Pro Rata Shares, a letter of credit fee for each day at the LC Fee Rate on the aggregate amount available for drawings (whether or not conditions for drawing thereunder have been satisfied) under all Letters of Credit outstanding on such day. Such letter of credit fee shall be payable quarterly in arrears on within three Domestic
Business Day after the end of each calendar quarter and on the second Domestic Business Day before the Termination Date (or any earlier date on which the Commitments shall have terminated in their entirety and no Letters of Credit are outstanding). Promptly upon receiving any payment of such fee, the Agent will distribute to each Bank its Pro Rata Share thereof. In addition, the Applicant shall pay to the Agent for its own account fronting fees and reasonable expenses in the amounts and at the times agreed between the Applicant and the Agent.

     (b) Facility Fees. The Applicant shall pay to the Agent for the account of each Bank a facility fee, calculated for each day at the Facility Fee Rate for such day, on the amount of such Bank's Commitment on such day. Such facility fees shall accrue for each day from and including the Effective Date to but excluding the day on which the Total Commitments are reduced to zero and shall be payable quarterly in arrears on the last Domestic Business Day of each calendar quarter and on the day on which the Total Commitments are reduced to zero.

     Section 2.08. Drawings. Upon receipt from the beneficiary of any Letter of Credit of a demand for payment under such Letter of Credit, the Agent shall determine in accordance with the terms of such Letter of Credit whether such demand for payment should be honored. If the Agent determines that any such demand for payment should be honored in accordance with its customary practice, the Agent shall make available to such beneficiary in accordance with the terms of such Letter of Credit the amount of the drawing under such Letter of Credit. The Agent shall thereupon notify the Applicant and the Applicable Co-Applicant of the amount of such drawing paid by the Agent.

     Section 2.09. Reimbursement and Other Payments by the Applicant and Applicable Co-Applicants. (a) If any amount is drawn under any Letter of Credit, the Applicant and the Applicable Co-Applicant irrevocably and unconditionally agree on a joint and several basis to reimburse the Agent on the day of such drawing for all amounts paid by the Agent upon such drawing, together with any and all reasonable charges and expenses which the Agent may pay or incur relative to such drawing. For all purposes of this Agreement, the issuance by the Agent of a Steamship/Airway Indemnity with respect to a Letter of Credit shall be deemed a drawing under such Letter of Credit, and a payment by the Agent in respect thereof, in the amount of the portion of such Letter of Credit represented by the goods to which such Steamship/Airway Indemnity relates, and the Agent shall be entitled to immediate reimbursement thereof as hereinabove provided.

     (b) In addition, the Applicant and the Applicable Co-Applicant agrees on a joint and several basis to pay to the Agent interest on any and all amounts not paid by the Applicant when due hereunder with respect to a Letter of Credit, for each day from and including the date when such amount becomes due to but excluding the date such amount is paid in full, whether before or after judgment, payable on demand, at a rate per annum equal to the sum of 2% plus the rate that would be applicable to "Base Rate Loans" under, and as defined in, the RC Agreement for such day (determined without regard to whether the RC Agreement is then in effect).

     (c) Each payment to be made by the Applicant or any Applicable Co-Applicant pursuant to this Section 2.09 shall be made to the Agent in Federal or other funds immediately available to it at its address referred to in Section 9.01.

     Section 2.10. Payments by Banks with Respect to Letters of Credit. (a) If the Applicant or any Applicable Co-Applicant fails to reimburse the Agent as and when required by Section 2.09 above for all or any portion of any amount drawn under a Letter of Credit, or fails to deposit funds as required pursuant to
Section 6.03, the Agent may notify each Bank of such unreimbursed amount or failure to deposit and request that each Bank reimburse or fund the Agent for such Bank's Pro Rata Share thereof. Upon receiving such notice from the Agent, each Bank shall make available to the Agent, at its address referred to in
Section 9.01, an amount equal to such Bank's share of such unreimbursed amount or required deposit amount as set forth in such notice, in Federal or other funds immediately available to the Agent, by 3:00 P.M. (New York City time) on the Domestic Business Day following such Bank's receipt of such notice from the Agent, together with, in the case of any such unreimbursed amount, interest on such amount for each day from and including the date of such drawing to but excluding the day such payment is due from such Bank at the Federal Funds Rate for such day. Upon payment in full thereof, such Bank shall be subrogated to the rights of the Agent against the Applicant or such Applicable Co-Applicant to the extent of such Bank's Pro Rata Share of the related Reimbursement Obligation (including interest accrued thereon). Nothing in this Section 2.10 shall affect any rights any Bank may have against the Agent for any action or omission for which the Agent is not indemnified under Section 7.06.

     (b) If any Bank fails to pay any amount required to be paid by it pursuant to clause (a) of this Section 2.10 on the date on which such payment is due, interest shall accrue on such Bank's obligation to make such payment, for each day from and including the date such payment became due to but excluding the date such Bank makes such payment, whether before or after judgment, at a rate per annum equal to the Federal Funds Rate for such day. Any payment made by any Bank after 3:00 P.M. (New York City time) on any Domestic Business Day shall be deemed for purposes of the preceding sentence to have been made on the next succeeding Domestic Business Day.

     (c) If the Applicant or any Applicable Co-Applicant shall reimburse the Agent for any drawing with respect to which any Bank shall have made funds available to the Agent in accordance with clause (a) of this Section 2.10, the Agent shall promptly upon receipt of such reimbursement distribute to such Bank its Pro Rata Share thereof, including interest, to the extent received by the Agent.

     Section 2.11. Optional Termination or Reduction of Commitments. The Applicant may, without premium or penalty, upon at least three Domestic Business Days' notice to the Agent, (i) terminate the Commitments at any time, if no Bank has an LC Exposure at such time or (ii) ratably reduce the Commitments from time to time, in each case by an aggregate amount of at least $5,000,000; provided that immediately after such reduction the Aggregate LC Exposure shall not exceed the Total Commitments. Upon any such termination or reduction of the Commitments, the Agent shall promptly notify each Bank of such termination or reduction.

     Section 2.12. Computation of Interest and Fees. All interest and fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

     Section 2.13. Exculpatory Provisions. The obligations of the Applicant and each Applicable Co-Applicant under this Article shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Applicant or such Applicable Co-Applicant may have or have had against the Agent, any Bank, the beneficiary of any Letter of Credit or any other Person (other than the defense of payment). The Applicant and, with respect to Letters of Credit issued for its own account, each Applicable Co-Applicant assumes all risks of the acts or omissions of any beneficiary of any Letter of Credit with respect to its use of such Letter of Credit. None of the Agent, the Banks and their respective officers, directors, employees and agents shall be responsible for, and the obligations of each Bank to make payments to the Agent and of the Applicant or the Applicable Co-Applicant to reimburse the Agent for drawings pursuant to this Section (other than obligations resulting solely from the gross negligence or willful misconduct of the Agent or the Applicable Co-Applicant) shall not be excused or affected by, among other things, (a) the use which may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents presented under any Letter of Credit or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged (and notwithstanding any assertion to such effect by the Applicant); (c) payment by the Agent against presentation of documents to it which do not comply with the terms of the relevant Letter of Credit; (d) any dispute between or among the Applicant, any of its Subsidiaries, the beneficiary of any Letter of Credit or any other Person or any claims or defenses whatsoever of the Applicant, any of its Subsidiaries or any other Person against the beneficiary of any Letter of Credit; (e) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Applicant and its Subsidiaries taken as a whole;
(f) any breach of this Agreement by any party hereto (except, in the case of the Agent, a breach resulting solely from its gross negligence or willful misconduct); (g) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; (h) the fact that a Default shall have occurred and be continuing; or (i) the fact that the Termination Date shall have passed or the Commitments shall have terminated. The Agent shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. Any action taken or omitted by the Agent or any Bank under or in connection with any Letter of Credit and the related drafts and documents, if done without willful misconduct or gross negligence, shall be binding upon the Applicant and the Applicable Co-Applicant and shall not place the Agent or any Bank under any liability to the Applicant or such Applicable Co-Applicant.

     Section 2.14. Reliance, Etc. The Agent shall be entitled (but not obligated) to rely, and shall be fully protected in relying, on the representation and warranty by the Applicant and the Applicable Co-Applicants set forth in the last sentence of Section 3.02 to establish whether the conditions specified in clauses (c), (d), (e), (f) and (g) of Section 3.02 are met in connection with any issuance or extension of a Letter of Credit, unless the Agent shall have been notified to the contrary by the Required Banks (in which event the Agent shall be fully protected in relying on such notice). The rights and obligations of the Agent under each Letter of Credit issued by it shall be governed by the provisions thereof and the provisions of the UCP and/or the Uniform Commercial Code referred to therein or otherwise applicable thereto.

     Section 2.15. Indemnification by Applicant. The Applicant and, with respect to the Letters of Credit issued for its own account each Applicable Co-Applicant agrees, on a joint and several basis, to indemnify and hold harmless each Bank and the Agent (collectively, the "LC Indemnitees") from and against any and all claims and damages, losses, liabilities, costs or expenses (including, without limitation, the reasonable fees and disbursements of counsel) which any such LC Indemnitee may reasonably incur (or which may be claimed against any such LC Indemnitee by any Person whatsoever) by reason of or in connection with the execution and delivery or transfer of or payment or failure to pay under any Letter of Credit or any actual or proposed use of any Letter of Credit, including any claims, damages, losses, liabilities, costs or expenses which the Agent may incur by reason of or in connection with the failure of any Bank to fulfill or comply with its obligations to the Agent hereunder; provided that neither the Applicant nor the Applicable Co-Applicant shall be required to indemnify the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the Agent in determining whether a request presented under any Letter of Credit issued by it complied with the terms of such Letter of Credit or (ii) the Agent's failure to pay under any Letter of Credit issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit (unless such payment is enjoined or otherwise prevented by order of a court or other governmental authority). Nothing in this Section 2.15 is intended to change the obligations of the Applicant or any Applicable Co-Applicant under any other provision of this Agreement.

     Section 2.16. Indemnification by Banks. The Banks shall, ratably in accordance with their respective Pro Rata Shares, indemnify the Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Obligors) against any cost, expense (including fees and disbursements of counsel), claim, demand, action, loss or liability (except such as result from the Agent's gross negligence or willful misconduct) that any such indemnitee may suffer or incur in connection with the Loan Documents or any action taken or omitted by such indemnitee under the Loan Documents.

     Section 2.17. Certain Administrative Provisions with respect to Letters of Credit. The following shall apply with respect to each Letter of Credit:

     (a) The Applicant or the Applicable Co-Applicant will promptly examine the copy of such Letter of Credit (and any amendments thereof) sent to the Applicant or such Applicable Co-Applicant by the Agent, as well as all other instruments and documents delivered to the Applicant or such Applicable Co-Applicant from time to time, and, in the event the Applicant or such Applicable Co-Applicant has any claim of noncompliance with its instructions with respect to such Letter of Credit or of any discrepancy or other irregularity, the Applicant or such Applicable Co-Applicant will immediately notify the Agent thereof in writing, and the Applicant and the Applicable Co-Applicant will conclusively be deemed to have waived any such claim against the Agent and its correspondents unless such immediate notice is given as aforesaid.


     (b) The Agent may (but need not) pay any drafts otherwise in order which are signed or issued by, or accompanied by required statements or documents otherwise in order which are signed or issued by, the custodian, executor, administrator, trustee in bankruptcy, debtor in possession, assignees for the benefit of creditors, liquidator, receiver or other agent or legal representative of the beneficiary of such Letter of Credit or other party who is authorized under such Letter of Credit to draw or issue any drafts, required statements or other documents.

     (c) Either the Applicant or the Applicable Co-Applicant will cause the goods and other property covered by such Letter of Credit to be adequately insured in amounts, against risks and by companies reasonably satisfactory to the Agent, and, if requested by the Agent, assign the policies or certificates thereof to the Agent or make loss payable to the Agent, at its option, and furnish the Agent upon request evidence of compliance with the foregoing. If the Agent at any time deems such insurance inadequate for any reason, the Agent may procure such insurance as it deems necessary, at the Applicant's or the Applicable Co-Applicant's expense.

     (d) The Applicant or the Applicable Co-Applicant will procure promptly necessary import, export or shipping licenses for the goods and other property covered by such Letter of Credit, comply with all governmental regulations, foreign or domestic (including exchange regulations) with regard thereto or the financing thereof, and furnish to the Agent, upon request, certificates evidencing the foregoing, and on demand, pay to the Agent any amount(s) the Agent may be required to expend in respect thereto.

     (e) For a Letter of Credit expiring at the Agent's counters, the Agent is the nominated bank for payment or acceptance. For Letters of Credit not expiring at the Agent's counters, if the Applicant or the Applicable Co-Applicant does not nominate a bank to be available for payment, acceptance or negotiation of the Letter of Credit, then the Agent may, with the consent of the Applicant or the Applicable Co-Applicant (such consent not to be unreasonably withheld), issue the Letter of Credit as negotiable by any bank or the Agent may, with the consent of the Applicant or the Applicable Co-Applicant (such consent not to be unreasonably withheld), nominate any of its branches or affiliates or any correspondents of its choice. It is further understood that the Agent may, with the consent of the Applicant or the Applicable Co-Applicant (such consent not to be unreasonably withheld), waive its stipulation of the nominated bank and accept presentations of documents from a bank not so nominated by the Applicant or such Applicable Co-Applicant.

     Section 2.18. Additional Co-Applicants. Any Subsidiary may become a Co-Applicant party hereto and bound hereby by executing a counterpart hereof and delivering the same to the Agent.




                                   ARTICLE III

                                   Conditions
                                   ----------

     Section 3.01. Conditions to Issuance of Initial Letter of Credit.

The obligation of the Agent to issue the initial Letter of Credit is subject to the satisfaction of the following conditions:

     (a) receipt by the Agent of a counterpart hereof signed by the Applicant, each of the Co-Applicants party hereto at such time and the Banks (or facsimile or other written confirmation satisfactory to the Agent that each party has signed a counterpart hereof);

     (b) receipt by the Agent of a counterpart of the Guarantee signed by each party listed on the signature pages thereof (or facsimile or other written confirmation satisfactory to the Agent that each party has signed a counterpart hereof);

     (c) receipt by the Agent of an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Applicant, substantially in the form of Exhibit B-1 hereto;

     (d) receipt by the Agent of an opinion of the General Counsel of the Applicant, substantially in the form of Exhibit B-2 hereto;

     (e) the fact that the Applicant shall have paid all expenses (including without limitation all expenses payable by it pursuant to Section 9.03(b) hereof) with respect to which the Applicant shall have received an invoice at least one Domestic Business Day prior to the date of such issuance;

     (f) (i) the fact that the representations and warranties set forth herein and in the Guarantee Agreement shall be true and correct on and as of the date hereof and (ii) receipt by the Agent of a certificate of a Responsible Officer of the Applicant and each Subsidiary so certifying;

     (g)  (i) the  fact  that no  Default  shall  occur  and be  continuing  and
(ii) receipt by the Agent of a certificate of a Responsible Officer of the Applicant and each Subsidiary so certifying;

     (h) receipt by the Agent of all documents that the Agent may request relating to the existence of the Applicant, each Co-Applicant and each Subsidiary Guarantor, the corporate authority for and the validity of the Loan Documents, and any other matters relevant hereto, all in form and substance satisfactory to the Agent; and

     (i) the fact that the RC Agreement shall have become effective and receipt by the Agent of a certified copy thereof.

     Section 3.02. Conditions to Issuance of each Letter of Credit. The obligation of the Agent to issue (which shall include any amendment to an outstanding Letter of Credit that increases the amount available thereunder) or extend (or allow the extension of) the expiry date of any Letter of Credit is subject to the satisfaction of the following conditions:

     (a) receipt by the Agent of a notice of proposed issuance or extension as required by Section 2.04;

     (b) the Agent shall have determined that the conditions set forth in 2.03 with regard to such issuance or extension have been satisfied;

     (c) the fact that, immediately after such issuance or extension, the applicable limitations in Section 2.01 shall not be exceeded;

     (d) the fact that, immediately before and after such issuance or extension, no Default shall have occurred and be continuing;

     (e) the fact that each of the representations and warranties of the Obligors contained in the Loan Documents shall be true on and as of the date of such issuance or extension;

     (f) the fact that each of the conditions to the making of Loans (as defined in the RC Agreement) under the RC Agreement could be satisfied at such time (or, if any such conditions could not be satisfied, the Agent shall have received evidence satisfactory to it of the waiver thereof); and

     (g) the fact that the aggregate amount of the RC Commitments shall be not less than $150,000,000 at such time and that the availability thereof to the Applicant shall not have been limited or restricted in any way not expressly set forth in the RC Agreement as in effect on the date hereof.

Each issuance or extension of a Letter of Credit hereunder shall be deemed to be a representation and warranty by the Applicant on the date of such issuance or extension as to the facts specified in clauses (c), (d), (e), (f) and (g) of this Section.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Applicant represents and warrants that:

     Section 4.01. Corporate Existence and Power. Each Obligor is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where failures to possess such licenses, authorizations, consents and approvals could not, in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     Section 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by each Obligor of each Loan Document to which it is party is within such Obligor's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of any Obligor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Applicant or any of its Subsidiaries or result in the creation or imposition of any lien or other encumbrance on any asset of the Applicant or any of its Subsidiaries.

     Section 4.03. Binding Effect. Each of the Loan Documents constitutes a valid and binding agreement of each Obligor party thereto, enforceable in accordance with its terms.

     Section 4.04. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Applicant threatened against or affecting, the Applicant or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could reasonably be expected to result in a Material Adverse Effect.

     Section 4.05. Subsidiary Guarantors. The Subsidiary Guarantors are all of the Subsidiaries of the Applicant, other than Subsidiaries not required to be a party to the Guarantee Agreement.


                                    ARTICLE V

                                    COVENANTS
                                    ---------

     The Applicant agrees that:

     Section 5.01. Information. The Applicant will deliver to each of the Banks:

          (a) the financial statements, accountantS' reports, forecasts, projections, notices and other materials required to be delivered pursuant to Section 5.01 of the RC Agreement, on the earlier of (i) the day on which such materials are delivered thereunder and (ii) the last day by which such materials are required to be delivered thereunder; and

          (b) from time to time such additional information regarding the financial position or business of the Applicant and its Subsidiaries as the Agent may reasonably request.

     Section 5.02. Conduct of Business and Maintenance of Existence. The Applicant will continue, and will cause each Subsidiary to continue, to engage in business of the same general type as now conducted by the Applicant and its Subsidiaries, and will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect their respective existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business, except where failures to possess such rights, privileges and franchises could not, in the aggregate, reasonably be expected to result in a Material Adverse Effect, and except as otherwise permitted by the RC Agreement;

     Section 5.03. Compliance with Laws. The Applicant will comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and binding requirements of governmental authorities (including, without limitation, Environmental Laws and the rules and regulations thereunder), except where (i) the necessity of compliance therewith is being contested in good faith by appropriate proceedings or (ii) failures to comply therewith could not, in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     Section 5.04. Inspection of Property, Books and Records. The Applicant will keep, and will cause each Subsidiary (except for Subsidiaries that constitute Immaterial Subsidiaries) to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary (except for Subsidiaries that constitute Immaterial Subsidiaries) to permit, representatives of any Bank at such Bank's expense, upon reasonable prior notice, to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

     Section 5.05. Additional Guarantors. The Applicant shall cause any Person which becomes a Subsidiary (other than any Foreign Subsidiary or any Immaterial Subsidiary) after the date hereof, and any Immaterial Subsidiary (other than any Foreign Subsidiary) that ceases to be an Immaterial Subsidiary after the date hereof to (i) enter into the Guarantee Agreement and (ii) deliver such certificates, evidences of corporate or other organizational actions, notations and registrations, opinions of counsel, powers of attorney and other documents relating thereto as the Agent may reasonably request, all in form and substance reasonably satisfactory to the Agent, in each case within ten days after the date on which such Person becomes a Subsidiary or ceases to be an Immaterial Subsidiary.

                                   ARTICLE VI

                                    DEFAULTS
                                    --------

     Section 6.01. Events of Defaults. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

     (a) any Obligor shall fail to pay any principal of any Reimbursement Obligation, any interest on any Reimbursement Obligation, any fees or any other amount payable hereunder within two Domestic Business Days after the due date thereof;

     (b) any Obligor shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) above) or any other Loan Document for 30 days after written notice thereof has been given to the Applicant by the Agent at the request of the Required Banks;

     (c) any representation, warranty, certification or statement made (or deemed made) by any Obligor in any Loan Document or any certificate, financial statement or other document delivered pursuant to any Loan Document shall prove to have been incorrect in any material respect when made (or deemed made);

     (d) the obligations of any Subsidiary Guarantor pursuant to the Guarantee Agreement shall cease for any reason to be in full force and effect (other than a result of the release of such obligations with respect to any Subsidiary Guarantor pursuant to the release provisions contained therein), or any Obligor shall so assert in writing; or

     (e) an Event of Default shall have occurred and be continuing under, and as defined in, the RC Agreement, it being understood that any such Event of Default that shall have been waived in accordance with the RC Agreement or cured pursuant to an amendment to the RC Agreement shall be no longer "continuing" for purposes hereof;

then, and in every such event, the Agent may, and shall, if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Applicant terminate the Commitments; provided however, that if any Event of Default specified in clause (e) above occurs with respect to any Obligor as the result of the occurrence of an "Event of Default" specified in clauses (g) or
(h) of Section 6.01 of the RC Agreement, then without any notice to the Applicant or any other act by the Agent or the Banks, the Commitments shall thereupon terminate.

     Section 6.02. Notice of Default. The Agent shall give notice to the Applicant under Section 6.01(b) promptly upon being requested to do so by the Required Banks and shall thereupon notify all the Banks thereof.

     Section 6.03. Cash Cover. The Applicant and each Applicable Co-Applicant agrees, on a joint and several basis, in addition to the provisions of Section 6.01, that upon the occurrence and during the continuance of any Event of Default, it shall, if requested by the Agent upon the instruction of the Required Banks, deposit in the LC Collateral Account an amount in immediately available funds equal to the aggregate amount available for drawing under, in the case of the Applicant, all Letters of Credit then outstanding at such time and, in the case of such Applicable Co-Applicant, all Letters of Credit then outstanding at such time issued for its account, provided that, upon the occurrence of (i) the Termination Date or (ii) any Event of Default specified in clause (e) of Section 6.01 as the result of the occurrence of an "Event of Default" specified in clauses (g) or (h) of Section 6.01 of the RC Agreement with respect to the Applicant or such Applicable Co-Applicant, the Applicant or such Applicable Co-Applicant, as the case may be, shall deposit such amount forthwith without any notice or demand or any other act by the Agent or the Banks.

                                   ARTICLE VII

                                    THE AGENT
                                    ---------

     Section 7.01. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with all such powers as are reasonably incidental thereto.

     Section 7.02. Dual Capacity. In its capacity as a Bank, the Agent shall have the same rights and obligations under the Loan Documents as any other Bank.

     Section 7.03. Obligations of Agent. The obligations of the Agent under this Agreement are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article VI.

     Section 7.04. Consultation with Experts. The Agent may consult with legal counsel (who may be counsel for any Obligor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     Section 7.05. Liability of Agent. None of the Agent, its respective affiliates or its respective directors, officers, agents or employees shall be liable for any action taken or not taken in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. None of the Agent, its respective affiliates or its respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with any Loan Document or any issuance or extension of a Letter of Credit; (ii) the performance or observance of any of the covenants or agreements of any Obligor; (iii) the satisfaction of any condition specified in Article III except, in the case of the Agent, receipt of items required to be delivered to it; or (iv) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection herewith.

     Section 7.06. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon any Bank Party, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon any Bank Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

     Section 7.07. Successor Agent. The Agent may resign at any time by giving notice thereof to the Banks and the Applicant, such resignation to be effective when a successor Agent is appointed pursuant to this Section and accepts such appointment. Upon receiving any such notice of resignation, the Required Banks shall have the right to appoint a successor Agent, subject to the approval of the Applicant (unless an Event of Default shall have occurred and be continuing at the time of such appointment, in which case the Applicant's approval will not be required). If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the other Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of its appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent.

     Section 7.08. Agent's Fees. The Applicant shall pay to the Agent for its account, fees in the amounts and at the times previously agreed upon between the Applicant and the Agent.


                                  ARTICLE VIII

                             CHANGE IN CIRCUMSTANCES
                             -----------------------

     Section 8.01. Increased Cost and Reduced Return. (a) If on or after the date hereof, in the case of any Letter of Credit or any obligation to participate in Letters of Credit, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System) special deposit, insurance assessment, or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank or shall impose on any Bank any other condition affecting its obligation to participate in any Letter of Credit and the result of any of the foregoing is to increase the cost to such Bank of participating in any Letter of Credit, then, within 15 days after receiving a request by such Bank for compensation under this subsection, accompanied by a certificate complying with subsection (e) of this Section (with a copy to the Agent), the Applicant shall, subject to subsection (f) of this Section, pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

     (b) If, on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Agent with any request or directive (whether or not having the force of law) made on or after the date of this Agreement by any such authority, central bank or comparable agency, shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System), special deposit, insurance assessment or similar requirement against any Letter of Credit issued by the Agent or shall impose on the Agent any other condition affecting its Letters of Credit or its obligation to issue Letters of Credit and the result of any of the foregoing is to increase the cost to the Agent of issuing any Letter of Credit or to reduce the amount of any sum received or receivable by the Agent under this Agreement with respect thereto, by an amount deemed by the Agent to be material, then, within 15 days after demand by the Agent, the Applicant shall pay to the Agent such additional amount or amounts as will compensate the Agent for such increased cost or reduction.

     (c) If any Bank or the Agent shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank or the Agent, as the case may be (or its Parent), as a consequence of its obligations hereunder to a level below that which such Bank or the Agent, as the case may be (or its Parent), could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by it to be material, then from time to time, within 15 days after receiving a request by such Bank or the Agent, as the case may be, for compensation under this subsection, accompanied by a certificate complying with subsection (e) of this Section, the Applicant shall, subject to subsection (f) of this Section, pay to such Bank or the Agent, as the case may be, such additional amount or amounts as will compensate it (or its Parent) for such reduction.

     (d) Each Bank and the Agent will promptly notify the Applicant of any event of which it has knowledge, occurring after the date hereof, which will entitle it to compensation pursuant to this Section and will designate a different LC Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in its judgment, be otherwise disadvantageous to it. If a Bank or the Agent fails to notify the Applicant of any such event within 180 days after such event occurs, it shall not be entitled to compensation under this Section for any effect of such event arising more than 180 days before it does notify the Applicant thereof.

     (e) Each request by a Bank or the Agent for compensation under this Section shall be accompanied by a certificate, signed by one of its authorized employees, setting forth in reasonable detail (i) the basis for claiming such compensation, (ii) the additional amount or amounts to be paid to it hereunder and (iii) the method of calculating such amount or amounts, which certificate shall be conclusive in the absence of manifest error. In determining such amount, such Bank or the Agent may use any reasonable averaging and attribution methods.

     (f) Notwithstanding any other provision of this Section, none of the Banks or the Agent shall be entitled to compensation under subsection (a), (b) or (c) of this Section if it is not then its general practice to demand compensation in similar circumstances under comparable provisions of other credit agreements.

     Section 8.02. Taxes. (a) For purposes of this Section 8.02, the following terms have the following meanings:

     "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Applicant pursuant to the Loan Documents, and all liabilities with respect thereto, excluding (i) in the case of each Bank Party, taxes imposed on or measured by its income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which it is organized or qualified to do business (but only if the taxes are imposed solely because such Bank Party is qualified to do business in such jurisdiction without regard to any issuance or extension of Letter of Credit) or in which its principal executive office is located or in which its LC Office is located, and (ii) in the case of each Bank, any United States withholding tax imposed on such payments other than such withholding tax imposed as a result of a change in treaty, law or regulation occurring after a Bank first becomes subject to this Agreement.

     "Other Taxes" means any present or future stamp, documentary or mortgage recording taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to the Loan Documents or from the execution, delivery or enforcement of, or otherwise with respect to, the Loan Documents.

     (b) Any and all payments by the Applicant or any Applicable Co-Applicant to or for the account of any Bank Party under any Loan Document shall be made without deduction for any Taxes or Other Taxes; provided that, if the Applicant or such Applicable Co-Applicant shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.02) such Bank Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Applicant or such Applicable Co-Applicant shall make such deductions, (iii) the Applicant or such Applicable Co-Applicant shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Applicant or such Applicable Co-Applicant shall furnish to the Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt evidencing payment thereof.

     (c) The Applicant and each Applicable Co-Applicant agree, on a joint and several basis, to indemnify each Bank Party for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.02) paid by such Bank Party and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, provided that neither the Applicant nor such Applicable Co-Applicant shall indemnify any Bank Party for any penalties or interest on any Taxes or Other Taxes accrued during the period between the 15th day after such Bank Party has received a notice from the jurisdiction asserting such Taxes or Other Taxes and such later day on which such Bank Party has informed the Applicant or such Applicable Co-Applicant of the receipt of such notice. This indemnification shall be paid within 15 days after such Bank Party makes demand therefor.

     (d) Each Bank Party organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank Party listed on the signature pages hereof and on or prior to the date on which it becomes a Bank Party in the case of each other Bank Party, and from time to time thereafter if requested in writing by the Applicant (but only so long as such Bank Party remains lawfully able to do so), shall provide the Applicant with Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank Party is entitled to benefits under an income tax treaty to which the United States is a party which exempts such Bank Party from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank Party or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

     (e) For any period with respect to which a Bank Party has failed to provide the Applicant with the appropriate form as required by Section 8.02(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Bank Party shall not be entitled to indemnification under
Section 8.02(b) or (c) with respect to Taxes (including penalties, interest and expenses) imposed by the United States; provided that if a Bank Party, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Applicant shall take such steps as such Bank Party shall reasonably request to assist such Bank Party to recover such Taxes.

     (f) If the Applicant or any Applicable Co-Applicant is required to pay additional amounts to or for the account of any Bank Party pursuant to this
Section 8.02, then such Bank Party will change the jurisdiction of its LC Office if, in the judgment of such Bank Party, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank Party.

     (g) If a Bank Party receives a notice from a taxing authority asserting any Taxes or Other Taxes for which the Applicant or any Applicable Co-Applicant is required to indemnify such Bank Party under Section 8.02(c), it shall furnish to the Applicant or such Applicable Co-Applicant a copy of such notice no later than 90 days after the receipt thereof. If such Bank Party has failed to furnish a copy of such notice to the Applicant or such Applicable Co-Applicant within such 90-day period as required by this Section 8.02(g), the Applicant or such Applicable Co-Applicant shall not be required to indemnify such Bank Party for any such Taxes or Other Taxes (including penalties, interest and expenses thereon) arising between the 90th day after such Bank Party has received such notice and the day on which such Bank Party has furnished to the Applicant or such Applicable Co-Applicant a copy of such notice.

     Section 8.03. Substitution of Bank. If any Bank has demanded compensation under Section 8.01 or 8.02, the Applicant shall have the right, with the assistance of the Agent, to seek a mutually satisfactory substitute bank or banks (which may be one or more of the Banks) to replace such Bank. Any substitution under this Section 8.03 may be accomplished, at the Applicant's option, either (i) by the replaced Bank assigning its rights and obligations hereunder to the replacement bank or banks pursuant to Section 9.06(c) at a mutually agreeable price or (ii) by the Applicant terminating its Commitment on a date specified in a notice delivered to the Agent and the replaced Bank at least three Domestic Business Days before the date so specified and concurrently the replacement bank or banks assuming a Commitment in an amount equal to the Commitment being terminated, all pursuant to documents reasonably satisfactory to the Agent (and in the case of any document to be signed by the replaced Bank, reasonably satisfactory to such Bank). No such substitution shall relieve the Applicant or any Applicable Co-Applicant of its obligation to compensate and/or indemnify the replaced Bank as required by Sections 8.01 and 8.02 with respect to the period before it is replaced and to pay all accrued interest, accrued fees and other amounts owing to the replaced Bank hereunder.


                                   ARTICLE IX

                                  MISCELLANEOUS
                                  -------------

     Section 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Applicant, any Co-Applicant or the Agent, at its address, facsimile number or telex number set forth on the signature pages hereof, (y) in the case of any Bank, at its address, facsimile number or telex number set forth in its Administrative Questionnaire or (z) in the case of any party, such other address, facsimile number or telex number as such party may hereafter specify for such purpose by notice to the Agent and the Applicant. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (iii) if given by mail, three Domestic Business Days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iv) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under Article 2 or Article 8 shall not be effective until received.

     Section 9.02. No Waivers. No failure or delay by any Bank Party in exercising any right, power or privilege under any Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section  9.03.  Expenses;  Indemnification.  (a) The  Applicant  shall  pay
(i) all reasonable out-of-pocket expenses of the Agent, including reasonable fees and disbursements of special counsel, in connection with the negotiation and preparation of the Loan Documents, (ii) all reasonable out-of-pocket expenses of the Agent, including reasonable fees and disbursements of special counsel and reasonable fees and disbursements of accountants and any other advisors to the Agent, in connection with the administration of the Loan Documents, any waiver or consent thereunder or any amendment thereof or any Default or alleged Default thereunder and (iii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agent and each Bank Party including (without duplication) the fees and disbursements of special counsel and the allocated cost of internal counsel and the fees and disbursements of accountants and any other advisors to the Agent or any Bank Party, in connection with any collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

     (b) The Applicant agrees to indemnify each Bank Party, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of the Loan Documents or any actual or proposed use of proceeds of Letters of Credit hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

     Section 9.04. Sharing of Set-offs. (a) Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of the principal of and interest on the Reimbursement Obligations held by it or for its account which is greater than the proportion received in respect of the aggregate amount of the principal of and interest on the Reimbursement Obligations held by or for the account of any other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the aggregate amount of the principal of and interest on the Reimbursement Obligations held by or for the account of the other Banks, and such other adjustments shall be made, as may be required so that all such payments of the aggregate amount of the principal of and interest on the Reimbursement Obligations held by or for the account of the Banks shall be shared by them pro rata.

     (b) The Applicant and each Applicable Co-Applicant agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Reimbursement Obligation, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Applicant or such Applicable Co-Applicant in the amount of such participation.

     (c) Nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Applicant or any Applicable Co-Applicant other than its indebtedness hereunder.

     Section 9.05. Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Applicant and the Required Banks (and, if the rights or duties of the Agent or any Co-Applicant are affected thereby, by the Agent or such Co-Applicant); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Reimbursement Obligation, (iii) postpone the date fixed for payment by the Applicant or any Applicable Co-Applicant of any Reimbursement Obligation or extend the expiry date of any Letter of Credit to a date later than the fifth Domestic Business Day prior to the Termination Date, or
(iv) change the percentage of the Commitments or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement (including without limitation subsection (b) of this Section 9.05).

     (b) Any provision of the Guarantee Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by each Obligor party thereto and the Agent with the consent of the Required Banks; provided that no such amendment or waiver shall, unless signed by each Obligor party thereto and the Agent with the consent of all the Banks, release all or substantially all of the Obligors from their obligations under the Guarantee Agreement or permit termination of the Guarantee Agreement, except in each case as expressly permitted by the terms thereof.

     Section 9.06. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither the Applicant nor any Co-Applicant may assign or otherwise transfer any of its rights under this Agreement without the prior written consent of each Bank and the Agent.

     (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or all or any part of its LC Exposure. If any Bank grants a participating interest to a Participant, whether or not upon notice to the Applicant and the Agent, such Bank shall remain responsible for the performance of its obligations hereunder, such Bank shall remain the holder of its LC Exposure, and the Applicant or the Applicable Co-Applicant and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Applicant or the Applicable Co-Applicant hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii) or (iii) of Section 9.05(a) or in the proviso to
Section 9.05(b) without the consent of the Participant. The Applicant and each Co-Applicant agree that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of this Article with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

     (c) Any Bank may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part (equivalent to an initial Commitment of not less than $5,000,000) of all, of its rights and obligations under this Agreement, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit C hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consents of the Applicant and the Agent (which consents shall not be unreasonably withheld); provided that (i) such consents shall not be required if the Assignee is an affiliate of such transferor Bank or was a Bank immediately prior to such assignment or if, at the time of the proposed assignment, an Event of Default has occurred and is continuing; and (ii) the $5,000,000 minimum amount specified above for a partial assignment of the transferor Bank's rights and obligations shall not apply if the Assignee was a Bank immediately prior to such assignment. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder (and its Commitment shall be reduced) to a corresponding extent, and no further consent or action by any party shall be required. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $3,500; provided that the Applicant shall pay such administrative fee if such assignment is required by the Applicant pursuant to Section 8.03. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Applicant and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.02.

     (d) Any Bank may at any time assign all or any portion of its rights under this Agreement to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

     (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.01 or 8.02 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Applicant's prior written consent or by reason of the provisions of Section 8.01 or 8.02 requiring such Bank to designate a different LC Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

     Section 9.07. Governing Law; Submission to Jurisdiction. (a) Each Letter of Credit and Article II shall be subject to the UCP, and, to the extent not inconsistent therewith, the laws of the State of New York.

     (b) SUBJECT TO CLAUSE (a) OF THIS SECTION, EACH LOAN DOCUMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     (c) The Applicant and each Co-Applicant hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to any Loan Document or the transactions contemplated thereby. The Applicant and each Co-Applicant irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     Section 9.08. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 9.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR TRANSACTIONS CONTEMPLATED THEREBY.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                                        VENATOR GROUP, INC.


                                      By: /s/  John H. Cannon
                                         --------------------------
                                         Name:  JOHN H. CANNON
                                         Title: Vice President and Treasurer
                                      233 Broadway
                                      New York, New York  10279-0003
                                      Facsimile number:  212-553-2094


                                        VENATOR GROUP RETAIL, INC.


                                      By: /s/  John H. Cannon
                                         ---------------------------
                                         Name:  JOHN H. CANNON
                                         Title: Vice President and Treasurer


                                        VENATOR GROUP SPECIALTY, INC.


                                      By: /s/  John H. Cannon
                                         ----------------------------
                                         Name:  JOHN H. CANNON
                                         Title: Vice President and Treasurer

                                        THE BANK OF NEW YORK, as Agent and Bank


                                      By: /s/  Howard F. Bascom, Jr.
                                          -----------------------------
                                         Name:  HOWARD F. BASCOM, JR.
                                         Title:    Vice President
                                      One Wall Street
                                      New York, New York  10286
                                      Facsimile number:  212-635-1481

                              Co-Applicant Schedule
                              ---------------------

Venator Group Retail, Inc.
Venator Group Specialty, Inc.

                               Commitment Schedule
                               -------------------

Bank                                                               Commitment
----                                                               ----------

The Bank of New York                                               $45,000,000

                                                                       EXHIBIT A



                           FORM OF GUARANTEE AGREEMENT

     GUARANTEE AGREEMENT dated as of March 19, 1999 among each of the Subsidiaries of the Company (as defined below) listed on the signature pages hereof and each other Subsidiary of the Company that may from time to time become a party hereto in accordance with Section 19 (each such Subsidiary, with its successors, a "Subsidiary Guarantor") and The Bank of New York, as Agent (with its successors, the "Agent"), for the benefit of the Bank Parties (as defined in the Credit Agreement referred to below).

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, it is a condition to effectiveness of the Letter of Credit Agreement dated as of the date hereof among Venator Group, Inc., the Banks party thereto, the Co-Applicants party thereto and The Bank of New York, as Agent (as amended or amended and restated or otherwise modified or supplemented from time to time, the "Credit Agreement") that each Subsidiary Guarantor enter into a Guarantee Agreement substantially in the form hereof; and

     WHEREAS, in consideration of the financial and other support that the Company has provided, and such financial and other support as the Company may in the future provide, to the Subsidiary Guarantors, the Subsidiary Guarantors are willing to enter into this Guarantee Agreement;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following meanings:

     "Guaranteed  Obligations" means, with respect to each Subsidiary Guarantor,
(i) all Reimbursement Obligations of the Company or any other Obligor (other than such Subsidiary Guarantor) with respect to any Letter of Credit issued pursuant to the Credit Agreement and all interest payable by the Company or such other Obligor thereon (including, without limitation, any interest which accrues after or would accrue but for the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company or such other Obligor, whether or not allowed or allowable as a claim in any such proceeding), (ii) all other amounts payable by the Company or any other Obligor (other than such Subsidiary Guarantor) under the Loan Documents and
(iii) any renewals, extensions or modifications of any of the foregoing.

     Section 2. The Guarantees. Each of the Subsidiary Guarantors, jointly and severally, hereby unconditionally guarantees the full and punctual payment when due (whether at stated maturity, upon acceleration or otherwise) of the Guaranteed Obligations. Upon failure by any Obligor to pay punctually any Guaranteed Obligation when due, each Subsidiary Guarantor agrees jointly and severally that it shall forthwith on demand pay such Guaranteed Obligation at the place and in the manner specified in the Credit Agreement.

     Section 3. Guarantees Unconditional. The obligations of each Subsidiary Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any Obligor or any other Person under any Loan Document, by operation of law or otherwise;

          (ii) any modification or amendment of or supplement to any Loan Document or any Letter of Credit;

          (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of any Obligor or any other Person under any Loan Document or with respect to any Letter of Credit;

          (iv) any change in the corporate existence, structure or ownership of any Obligor or any other Person or any of their respective subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligor or any other Person or any of their respective subsidiaries or any of their respective assets or any resulting release or discharge of any obligation of any Obligor or any other Person contained in any Loan Document;

          (v) the existence of any claim, set-off or other rights which such Subsidiary Guarantor may have at any time against any other Obligor or any Bank Party, whether in connection herewith or with any unrelated transactions; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

          (vi) any invalidity or unenforceability relating to or against any Obligor or any other Person for any reason of any Loan Document or any Letter of Credit, or any provision of applicable law or regulation purporting to prohibit the payment by any Obligor or any other Person of the principal of or interest on any Reimbursement Obligation or any other amount payable by any Obligor under any Loan Document; or

          (vii) any other act or omission to act or delay of any kind by any Obligor, any Bank Party or any other party to any Loan Document, or any other circumstance whatsoever which might, but for the provisions of this Section, constitute a legal or equitable discharge of or defense to obligations of such Subsidiary Guarantor hereunder.

     Section 4. Discharge Only upon Payment in Full; Reinstatement In Certain Circumstances; Release of Subsidiary Guarantors. (a) Each Subsidiary Guarantor's obligations hereunder shall remain in full force and effect until the repayment in full of all Guaranteed Obligations, the termination of all Commitments under the Credit Agreement and the expiration or cancellation of all Letters of Credit (unless such Letters of Credit have been fully cash collateralized pursuant to arrangements satisfactory to the Agent, or back-stopped by a separate letter of credit, in form and substance and issued by an issuer satisfactory to the Agent). If at any time any payment of any Guaranteed Obligation is rescinded or must be otherwise restored or returned upon the insolvency or receivership of the Company or any other Obligor or otherwise, each Subsidiary Guarantor's obligations hereunder with respect thereto shall be reinstated as though such payment had been due but not made at such time.

     (b) Upon (x) the consummation of any Asset Sale, as such such term is defined in the RC Agreement (or any sale or other disposition described in clause (iv) of such definition of Asset Sale) permitted by the terms of the RC Agreement and consisting of the disposition of all of the capital stock of a Subsidiary Guarantor (any such transaction, a "Guarantor Asset Sale"), (y) the satisfaction of the conditions to the release of such Subsidiary Guarantor from its obligations under the Guarantee Agreement entered into in connection with the RC Agreement and (z) repayment in full of all Reimbursement Obligations owed by such Subsidiary Guarantor in respect of, and cancellation or termination of, all Letters of Credit issued for its account, such Subsidiary Guarantor shall be released from all of its obligations hereunder (and such release shall not require the consent of any Bank Party). The Agent shall be fully protected in relying on a certificate of the Company as to whether any particular transaction constitutes a Guarantor Asset Sale and whether such conditions have been satisfied.

     (c) In addition to the release of any Subsidiary Guarantor from its obligations hereunder permitted pursuant to subsection (b), at any time and from time to time prior to the termination of each Subsidiary Guarantor's obligations hereunder, the Agent may release any Subsidiary Guarantor from its obligations hereunder with the prior written consent of the Required Banks; provided that any release of all or substantially all of the Subsidiary Guarantors shall require the consent of all of the Banks.

     Section 5. Waiver by the Subsidiary Guarantors. Each Subsidiary Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice, as well as any requirement that at any time any action be taken by any Person against such Subsidiary Guarantor, any other Subsidiary Guarantor, the Company or any other Person.

     Section 6. Subrogation and Contribution. Upon making any payment hereunder with respect to the obligations of any Obligor, each Subsidiary Guarantor shall be subrogated to the rights of the payee against such Obligor with respect to the portion of such obligation paid by such Subsidiary Guarantor; provided that such Subsidiary Guarantor shall not enforce any payment by way of subrogation, or by reason of contribution, against any other guarantor of the Guaranteed Obligations (including without limitation any other Subsidiary Guarantor), until the repayment in full of all Guaranteed Obligations of all Subsidiary Guarantors, the termination of the Commitments under the Credit Agreement and the expiration or cancellation of all Letters of Credit (unless such Letters of Credit have been fully cash collateralized pursuant to arrangements satisfactory to the Agent, or back-stopped by a separate letter of credit, in form and substance and issued by an issuer satisfactory to the Agent).

     Section 7. Stay of Acceleration. If acceleration of the time for payment of any Guaranteed Obligations payable by any Subsidiary Guarantor is stayed upon the insolvency, bankruptcy or reorganization of such Subsidiary Guarantor or otherwise, all such Guaranteed Obligations otherwise subject to acceleration under the terms of any Loan Document shall nonetheless be payable by each other Subsidiary Guarantor hereunder forthwith on demand by the Agent made at the request of the Required Banks.

     Section 8. Representations and Warranties. Each Subsidiary Guarantor represents and warrants that:

     (a) Such Subsidiary Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where failures to possess such licenses, authorizations, consents and approvals could not, in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     (b) The execution, delivery and performance by such Subsidiary Guarantor of this Guarantee Agreement are within such Subsidiary Guarantor's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of such Subsidiary Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any of its Subsidiaries or result in the creation or imposition of any lien or other encumbrance on any asset of the Company or any of its Subsidiaries.

     (c) This Guarantee Agreement constitutes a valid and binding agreement of such Subsidiary Guarantor.

     (d) The obligations of such Subsidiary Guarantor hereunder rank (i) pari passu with other unsecured indebtedness of such Subsidiary Guarantor (other than any such indebtedness described in clause (ii)) with respect to any assets of such Subsidiary Guarantor and (ii) senior to any other indebtedness of such Subsidiary Guarantor which by its terms is subordinated thereto.

     Section 9. Amendments. Any provision of this Guarantee Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by each Subsidiary Guarantor and the Agent, subject to the provisions of
Section 9.05(b) of the Credit Agreement.

     Section 10. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number set forth on the signature pages hereof or at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Agent and the Company. Each such notice, request or other communication shall be effective if given by facsimile, when transmitted to the facsimile number referred to in this Section and confirmation of receipt is received, or (ii) if given by any other means, when delivered at the address referred to in this Section 10.

     Section 11. Taxes. Each Subsidiary Guarantor agrees to be bound by the provisions of Section 8.02 of the Credit Agreement with respect to any payments made by such Subsidiary Guarantor under this Guarantee Agreement.

     Section 12. Continuing Guarantees. This Guarantee Agreement is a continuing Guarantee of each Subsidiary Guarantor and shall be binding upon each Subsidiary Guarantor and its successors and assigns. This Guarantee Agreement is for the benefit of each Bank Party and its successors and permitted assigns, and in the event of an assignment of all or any of any Bank's interest in and to its rights and obligations under the Credit Agreement in accordance with the Credit Agreement, the assignor's rights hereunder, to the extent applicable to the indebtedness or obligation so assigned, shall automatically be transferred with such indebtedness or obligation.

     Section 13. Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Bank Parties in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     Section 14. Limitation on the Obligations of Subsidiary Guarantors. The obligations of each Subsidiary Guarantor hereunder shall be limited to an aggregate amount that is equal to the largest amount that would not render the obligations of such Subsidiary Guarantor hereunder subject to avoidance under
Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law.

     Section 15. Governing Law; Jurisdiction. This Guarantee Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Each Subsidiary Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Guarantee Agreement or the transactions contemplated hereby. Each Subsidiary Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     Section 16. Appointment of Agent for Service Of Process. (a) Each Subsidiary Guarantor hereby irrevocably designates, appoints, authorizes and empowers as its agent for service of process, the secretary of Venator Group, Inc. to accept and acknowledge for and on behalf of such Subsidiary Guarantor service of any and all process, notices or other documents that may be served in any suit, action or proceeding relating hereto in any New York State or Federal court sitting in The State of New York.

     (b) In lieu of service upon its agent, each Subsidiary Guarantor consents to process being served in any suit, action or proceeding relating hereto by mailing a copy thereof by registered or certified air mail, postage prepaid, return receipt requested, to its address set forth on the signature pages hereof, provided that a copy thereof is mailed concurrently to the Secretary of Venator Group, Inc. Each Subsidiary Guarantor agrees that such service (1) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (2) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to it.

     (c) Nothing in this Section shall affect the right of any party hereto to serve process in any manner permitted by law, or limit any right that any party hereto may have to bring proceedings against any other party hereto in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

     Section 17. Section 17. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 18. Section 18. Counterparts. This Guarantee Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 19. Section 19. Additional Guarantors. Any Subsidiary may become a Subsidiary Guarantor party hereto and bound hereby by executing a counterpart hereof and delivering the same to the Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                         [ SUBSIDIARY GUARANTOR]



                         By _____________________________
                             Name:
                             Title:



                         THE BANK OF NEW YORK
                            as agent

                         By _____________________________
                             Name:
                             Title:

                                                                     EXHIBIT B-1





                                                     March 19, 1999



The Bank of New York,
  as Agent
One Wall Street
New York, New York  10286

and

The lenders party to the
Credit Agreement referred to
below, as listed on Schedule I
hereto (the "Banks")

Ladies and Gentlemen:

     We have acted as special counsel to Venator Group, Inc., a New York corporation (the "Company"), in connection with the preparation, execution and delivery of the Letter of Credit Agreement, dated as of the date hereof (the "Credit Agreement"), among the Company, the Co-Applicants party thereto, the banks party thereto and The Bank of New York, as agent (the "Agent"). This opinion is being delivered pursuant to Section 3.01(c) of the Credit Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings herein as ascribed thereto in the Credit Agreement. The subsidiaries of the Company listed on Sched ule II hereto shall hereinafter be referred to collectively as the "Subsidiary Guaran tors". The subsidiaries of the Company listed on Schedule III hereto shall hereinafter be referred to collectively as the "Co-Applicants". The Subsidiary Guarantors and the Co-Applicants shall hereinafter be referred to collectively as the "Subsidiary

The Bank of New York
March 19, 1999
Page 2


Parties". The Company and the Subsidiary Parties shall hereinafter be referred to collectively as the "Credit Parties".

     In our examination we have assumed the genuineness of all signa tures, the legal capacity of natural persons, the authenticity of all documents submit ted to us as originals, the conformity to original documents of all documents submit ted to us as certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion which we did not independently establish or verify, we have relied upon statements and representations of the Company and its officers and other representatives and of public officials, including the facts set forth in the Opinion Certificate described below.

     In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

          (a)  the Credit Agreement;

          (b) the Guarantee Agreement, dated as of the date hereof, between the Subsidiary Guarantors and the Administrative Agent;

          (c) the certificate of the Credit Parties dated the date hereof, a copy of which is attached as Exhibit A hereto (the "Opinion Certificate");

          (d) certified copies of the Certificate of Incorporation and By-laws of the Company;

          (e) a certified copy of certain resolutions of the Board of Directors of the Company adopted on March 15, 1999; and

          (f) such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

The Bank of New York
March 19, 1999
Page 3


     The documents referred to in clauses (a) and (b) above shall hereinaf ter be referred to collectively as the "Transaction Documents."

     We express no opinion as to the laws of any jurisdiction other than (i) the laws of the State of New York, and (ii) the federal laws of the United States of America to the extent specifically referred to herein.

     Based upon the foregoing and subject to the limitations, qualifica tions, exceptions and assumptions set forth herein, we are of the opinion that:

     1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of New York.

     2. The Company has the corporate power and authority to (i) carry on its business as described in the Company's 1997 Form 10-K and (ii) execute, deliver and perform all of its obligations under each of the Transaction Documents and to borrow under the Credit Agreement and to incur reimbursement obligations with respect to letters of credit issued thereunder. The execution and delivery of each of the Transaction Documents and the consummation by the Company of the transac tions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Company. Each of the Transaction Documents has been duly executed and delivered by the Company.

     3. Each of the Transaction Documents constitutes the valid and binding obligation of each Credit Party which is a party thereto enforceable against each such Credit Party in accordance with its terms, subject to the following qualifi cations:

          (a) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

The Bank of New York
March 19, 1999
Page 4


          (b) we express no opinion as to the enforceability of any rights to contribution or indemnification provided for in the Transaction Documents which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation);

          (c) we call to your attention that (i) effective enforcement of a claim denominated in a foreign currency may be limited by requirements that the claim (or a judgement in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a specified date and (ii) we express no opinion as to whether a federal or state court would award a judgment in a currency other than United States dollars; and

          (d) we express no opinion as to Section 9.04 of the Credit Agreement to the extent it authorizes or permits any party to any Transaction Document or any purchaser of a participation interest for any such party to set off or apply any deposit, property or indebtedness with respect to any partic ipation interest.

          4. The execution and delivery by the Company of each of the Transaction Documents and the performance by the Company of its obligations under each of the Transaction Documents, each in accordance with its terms, do not conflict with the Certificate of Incorporation or By-laws of the Company.

          5.  Neither  the  execution,  delivery  or  performance  by the Credit
     Parties of the Transaction Documents nor the compliance by the Credit Parties with the terms and provisions thereof will contravene any provision of any Applicable Law (as hereinafter defined). "Applicable Laws" shall mean those laws, rules and regulations of the State of New York and of the United States of America (including, without limitation, Regulations U and X of the Federal Reserve Board) which, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Documents.

The Bank of New York
March 19, 1999
Page 5


          6. No Governmental Approval (as hereinafter defined), which has not been obtained or taken and is not in full force and effect, is required to authorize or is required in connection with the execution, delivery or performance of any of the Transaction Documents by the Credit Parties. "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority (as hereinafter defined) pursuant to Applicable Laws. "Governmental Authority" means any New York or federal legislative, judicial, administrative or regulatory body.

          7. Neither the execution, delivery or performance by the Credit Parties of its obligations under the Transaction Documents nor compliance by the Credit Parties with the terms thereof will contravene any Applicable Order (as hereinafter defined) against the Credit Parties. "Applicable Orders" means those orders, judgements or decrees of Governmental Authorities identified in paragraph 2 of the Opinion Certificate.

          8. No Credit Party is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          In rendering the foregoing opinions, we have assumed, with your consent, that:

          (a) each Subsidiary Party has been duly incorporated and is validly existing and in good standing under the laws of the jurisdiction of its incorpo ration;

          (b) each Subsidiary Party has the corporate power and authority to (i) carry on its business as described in the Company's 1997 Form 10-K and (ii) execute, deliver and perform all of its obligations under each of the Transaction Documents to which it is a party, and in the case of the
     Subsidiary Borrowers, to borrow under the Credit Agreement and to incur reimbursement obligations with respect to letters of credit issued thereunder;

The Bank of New York
March 19, 1999
Page 6


          (c) the execution and delivery of each of the Transaction Docu ments by each Subsidiary Party which is a party thereto and the consummation by each Subsidiary Party of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of each Subsidiary Party;

          (d) each of the Transaction Documents has been duly executed and delivered by each of the Subsidiary Parties which is a party thereto;

          (e) the execution and delivery of, and the performance of each Credit Party's obligations under, the Transaction Documents does not and will not conflict with, contravene, violate or constitute a default under (i) any lease, indenture, instrument or other agreement to which any Credit Party or its property is subject, (ii) any rule, law or regulation to which any Credit Party is subject (other than Appli cable Laws as to which we express our opinion in paragraph 5 herein) or (iii) any judicial or administrative order or decree of any governmental authority (other than Applicable Orders as to which we express our opinion in paragraph 7 herein); and

          (f) no authorization, consent or other approval of, notice to or filing with any court, governmental authority or regulatory body (other than Governmental Approvals as to which we express our opinion in paragraph 6 herein) is required to authorize or is required in connection with the execution, delivery or performance by any Credit Party of the Transaction Documents to which it is a party or the transac tions contemplated thereby.

          We understand that you are separately receiving an opinion, dated as of the date hereof, with respect to the foregoing from Gary M. Bahler (the "General Counsel Opinion") and we are advised that such opinion contains qualifications. Our opinions herein stated are based on the assumptions specified above and we express no opinion as to the effect on the opinions herein stated of the qualifications contained in the General Counsel Opinion.

The Bank of New York
March 19, 1999
Page 7


          Our opinions are also subject to the following assumptions and qualifications:

          (a) we have assumed each of the Transaction Documents constitutes the legal, valid and binding obligation of each party to such Transaction Document (other than the Credit Parties) enforceable against such party (other than the Credit Parties) in accordance with its terms; and

          (b) we express no opinion as to the effect on the opinion expressed herein of (i) the compliance or non-compliance of any party (other than the Credit Parties) to the Transaction Documents with any state, federal or other laws or regu lations applicable to it or (ii) the legal or regulatory status or the nature of the business of any party (other than the Credit Parties) to the Transaction Documents.

          This opinion is being furnished only to you and is solely for your benefit and is not to be relied upon by any other Person or for any other purpose without our prior written consent, provided, however, that any Assignee that be comes a Bank pursuant to Section 9.06(c) of the Credit Agreement may rely on this opinion as if it were addressed to such Assignee and delivered on the date hereof.

                                                     Very truly yours,

                                                                      Schedule I
                                                               to SASM&F Opinion
                                                               -----------------


                                      Banks
                                      -----


The Bank of New York

                                                                  Schedule II to
                                                                  SASM&F Opinion
                                                                  --------------


                              Subsidiary Guarantors
                              ---------------------


Eastbay, Inc.
eVenator, Inc.
Foot Locker Japan, Inc.
Northern Reflections, Inc.
Retail Company of Germany, Inc.
The Richman Brothers Company
Robby's Sporting Goods, Inc.
Team Edition Apparel, Inc.
The San Francisco Music Box Company
Venator Group Corporate Services, Inc.
Venator Group Holdings, Inc.
Venator Group Retail, Inc.
Venator Group Sourcing, Inc.
Venator Group Speciality, Inc.

                                                                 Schedule III to
                                                                  SASM&F Opinion
                                                                  --------------

                                  Co-Applicants
                                  -------------

Venator Group Retail, Inc.
Venator Group Specialty, Inc.

                                                                       Exhibit A
                                                               to SASM&F Opinion
                                                               -----------------

                              Officer's Certificate
                              ---------------------


     The undersigned are duly elected, authorized and acting officers of the corpora tions listed on the signature page hereof (the "Credit Parties"). Each of the undersigned understands that in connection with the Credit Agreement (these and other capitalized terms used herein and not otherwise defined have the meanings set forth in the Opinion, as defined below) and the consummation of the transactions contemplated thereby, Skadden, Arps, Slate, Meagher & Flom LLP is rendering an opinion dated the date hereof with respect thereto (the "Opinion"), and is relying on this certificate in rendering such Opinion.

     With regard to the foregoing, on behalf of the Credit Parties, each of the under signed do hereby certify that:

     1. Set forth below are all consents, approvals, licenses, authorizations or validations of, or filings, recordings or registrations with any legislative, judicial, administrative or regulatory governmental authorities which are required in connection with the execution and delivery of the Transaction
Documents:

          None.

     2. Set forth below are all of the orders, judgements and decrees of any govern mental authority which are required in connection with the execution and delivery of the Transaction Documents:

          None.

     3. Less than 25 percent of the assets of the Credit Parties on a consolidated basis and on an unconsolidated basis consist of margin stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System).

     4. None of the Credit Parties (i) is or holds itself out as being, engaged primarily nor does it propose to engage primarily, in the business of investing, reinvesting or trading in Securities (as hereinafter defined), (ii) is engaged in, nor proposes to engage in, the business of issuing Face-Amount Certificates of the Installment Type (as hereinafter defined) and has no such certificate outstanding and (iii) is engaged nor proposes to engage in the business of investing, reinvesting, owning, holding or trading in Securities, whether or not as its primary activity, nor owns or proposes to acquire Investment Securities (as hereinafter defined) having a Value exceeding 40% of the Value of the total assets of the Company (exclusive of Government Securities (as hereinafter defined)) on an unconsolidated basis.

     As used in this Certificate, the following terms shall have the following meanings:

     "Control" means the power to exercise a controlling influence over the manage ment or policies of a company, unless such power is solely the result of an official position with such company;

     "Face-Amount Certificate of the Installment Type" means any certificate, investment contract, or other Security that represents an obligation on the part of its issuer to pay a stated or determinable sum or sums at a fixed or determinable date or dates more than 24 months after the date of issuance, in consideration of the payment of periodic installments of a stated or determinable amount;

     "Government Securities" means all Securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Con gress of the United States; or any certificate of deposit for any of the foregoing;

     "Investment Securities" includes all Securities except (A) Government Securities, (B) Securities issued by employees' securities companies, and (C) Securities issued by Majority- Owned Subsidiaries of the Borrower which are not engaged and do not propose to be engaged in activities within the scope of clauses (i), (ii) or (iii) of paragraph 4 of this Certificate;

     "Majority-Owned Subsidiary" of a person means a company 50% or more of the outstanding Voting Securities of which are owned by such person, or by a company which, within the meaning of this paragraph, is a Majority-Owned Subsidiary of such person. Notwith standing the foregoing, a company shall not be considered a Majority-Owned Subsidiary of a person if Control of such company rests with someone other than such person;

     "Security" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral- trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing;

     "Value" means (i) with respect to Securities owned at the end of the last preceding fiscal quarter for which market quotations are readily available, the market value at the end of such quarter; (ii) with respect to other Securities and assets owned at the end of the last preceding fiscal quarter, fair value at the end of such quarter, as determined in good faith by or under the direction of the board of directors; and (iii) with respect to securities and other assets acquired after the end of the last preceding fiscal quarter, the cost thereof;

     "Voting Security" means any security presently entitling the owner or holder thereof to vote for the election of directors of a company.

     5. Other than as described on Schedule 1, neither the Company nor any Subsid iary owns or operates facilities used for the generation, transmission or distribution of electric energy for sale ("electric utility facilities").

     6. Neither the Company nor any Subsidiary owns or operates facilities used for the distribution at retail of natural or manufactured gas for heat, light or power ("gas utility facilities").

     7. Neither the Company nor any Subsidiary, directly or indirectly, or through one or more intermediary companies, owns, controls or holds with power to vote (a) 10% or more of the outstanding securities, such as notes, drafts, stock, treasury stock, bonds, debentures, certif icates of interest or participation in any profit sharing agreements or in oil, gas, other mineral royalties or leases, collateral-trust certificates, preorganization certificates or subscriptions, transferable shares, investment contracts, voting-trust certificates, certificates of deposit for a security, receiver's or trustee's certificates or instruments commonly known as a "security" (including certificates of interest or participation in, temporary or interim certificates for, receipt for, guaranty of, assumption of liability on or warrants or right to subscribe to or purchase any of the foregoing) presently entitling the owner or holder thereof to vote in the direction or manage ment of, or any such instrument issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such instrument is presently entitled to vote in the direction or management of, any corporation, partnership, association, joint-stock company, joint venture or trust that owns or operates any electric utility facilities or gas utility facilities or (b) any other interest, directly or indirectly, or through one or more intermediary entities, in (i) any corporation, partnership, association, joint-stock company, joint venture or trust that owns or operates any electric utility facilities or gas utility facilities or (ii) any of the foregoing types of entities which have received notice of the sort described in Paragraph 8 below.

     8. Neither the Company nor any Subsidiary has received notice that the Securities and Exchange Commission has determined, or may determine, that the Company or any Subsidiary exercises a controlling influence over the management or direction of the policies of a gas utility company or any electric utility company as to make it subject to the obligations, duties and liabilities imposed upon holding companies by the Public Utility Holding Company Act of 1935, as amended.

     IN WITNESS WHEREOF, the undersigned have executed this certificate on behalf of the Credit Parties this day of March, 1999.

                                        Eastbay, Inc.
                                        eVenator, Inc.
                                        Foot Locker Japan, Inc.
                                        Northern Reflections, Inc.
                                        The Richman Brothers Company
                                        Robby's Sporting Goods, Inc.
                                        Team Edition Apparel, Inc.
                                        The San Francisco Music Box Company
                                        Venator Group Corporate Services, Inc.
                                        Venator Group Holdings, Inc.
                                        Venator Group, Inc.
                                        Venator Group Retail, Inc.
                                        Venator Group Sourcing, Inc.
                                        Venator Group Speciality, Inc.

                                        By: __________________________
                                            Name:
                                            Title:



                                        Retail Company of Germany, Inc.


                                        By: __________________________
                                            Name:
                                            Title:

                                                                      Schedule 1
                                                                      ----------

The Company owns an approximately 1 percent limited partnership interest in two California limited partnerships that operate "wind farms", which generate electricity.

                                                                     Exhibit B-2



                                                     March 19, 1999


The Bank of New York,
  as Agent
One Wall Street
New York, New York  10286

and

The lenders party to the
  Credit Agreement referred to
  below, as listed on Schedule I
  hereto (the "Banks")

Ladies and Gentlemen:

     I am a Senior Vice President and the General Counsel of Venator Group, Inc., a New York corporation (the "Company"), and as such have acted as counsel for the company and each of the subsidiaries of the Company listed on Schedule II hereto (the "Subsidiary Guarantors") and each of the subsidiaries of the Company listed on Schedule III hereto (the "Co-Applicants", and together with the Subsidiary Guarantors, the "Subsidiary Parties"), in connection with the preparation, execution and delivery of the Letter of Credit Agreement, dated as of the date hereof (the "Credit Agreement"), among the Company, the Co-Applicants party thereto, the banks party thereto and The Bank of New York, as agent (the "Agent"). This opinion is being delivered pursuant to Section 3.01(d) of the Credit Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings herein as ascribed thereto in the Credit Agreement. The Subsidiary Parties and the Company are sometimes collectively referred to herein as the "Credit Parties."

In my examination I have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion which I did

The Bank of New York
March 19, 1999
Page 2




not independently establish or verify, I have relied upon statements and representations of the Credit Parties and their respective officers and other representatives and of public officials.

     In rendering the opinions set forth herein, I, or a lawyer acting under my general supervision, have examined and relied on originals or copies of the following:

          (a) the Credit Agreement;

          (b) the Guarantee Agreement, dated as of the date hereof, between the Subsidiary Guarantors and the Agent;

          (c) certified copies of the Certificate of Incorporation and By-laws of the Credit Parties;

          (d) a certified copy of certain resolutions of the Boards of Directors of the Credit Parties;

          (e) a certified copy of certain resolutions of the Acquisitions and Finance Committee of the Boards of Directors of the Company; and

          (f) such other documents as I have deemed necessary or appropriate as a basis for the opinions set forth below.

          The documents referred to in clauses (a) and (b) above shall hereinafter be referred to collectively as the "Transaction Documents."

     I am a member of the bar of the State of New York and I do not express any opinion herein concerning any law other than (i) the laws of the State of New York, (ii) the General Corporation Law of the State of Delaware, and (iii) based solely on the certificates and telegrams from public officials in Wisconsin, Florida, California and Ohio (the "Foreign Jurisdictions") with respect to the opinions herein regarding valid incorporation and good standing of Eastbay, Inc. (a Wisconsin corporation), Robby's Sporting Goods, Inc. and Team Edition Apparel, Inc. (both Florida corporations), The Richman Brothers Company (an Ohio corporation) and The San Francisco Music Box Company (a California corporation).

The Bank of New York
March 19, 1999
Page 3


Please note that I am not admitted to practice in the Foreign Jurisdictions, and am not an expert in the laws of any such jurisdictions.

     Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, I am of the opinion that:

     1. Each Subsidiary Party has been duly incorporated and is validly existing and in good standing under the laws of the jurisdiction of its incorporation.

     2. Each Subsidiary Party has the corporate power and authority to (i) carry on its business as described in the Company's 1997 Form 10-K and (ii) execute, deliver and perform all of its obligations under each of the Transaction Documents to which it is a party, and in the case of the Co-Applicants, to incur reimbursement obligations with respect to letters of credit issued thereunder. The execution and delivery of each of the Transaction Documents by each Subsidiary Party which is a party thereto and the consummation by each Subsidiary Party of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of each Subsidiary Party.

     3. Each of the Transaction Documents has been duly executed and delivered by each of the Subsidiary Parties which is a party thereto.

     4. The execution and delivery by each Credit Party of each of the Transaction Documents to which it is a party and the performance by each Credit Party of its obligations under each of the Transaction Documents, each in accordance with its terms, do not (i) constitute a violation of or a default under any Applicable Contracts (as hereinafter defined) or (ii) cause the creation of any security interest or lien upon any of the property of the Credit Parties pursuant to any Applicable Contracts. I do not express any opinion, however, as to whether the execution, delivery or performance by any Credit Party of the Transaction Documents will constitute a violation of or a default under any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of any Credit Party as set forth in the Transaction Documents, the Applicable Contracts, or otherwise. "Applicable Contracts" mean those agreements or instruments which are material to the business or financial condition of the Credit Parties, taken as a whole.

The Bank of New York
March 19, 1999
Page 4


     5. There is no action, suit or proceeding pending against, or to the best of my knowledge threatened against or affecting, any Credit Party before any court or arbitrator or any governmental body, agency or official which could reasonably be expected to result in a Material Adverse Effect.

     This opinion is being furnished only to you and is solely for your benefit and is not to be relied upon by any other Person or for any other purpose without my prior written consent, provided, however, that any Assignee that becomes a Bank pursuant to Section 9.06(c) of the Credit Agreement may rely on this opinion as if it were addressed to such Assignee and delivered on the date hereof.

                                                     Very truly yours,

                                                                   Schedule I to
                                                         General Counsel Opinion
                                                         -----------------------

                                      Banks
                                      -----

The Bank of New York

                                                                  Schedule II to
                                                         General Counsel Opinion
                                                         -----------------------

                              Subsidiary Guarantors
                              ---------------------


Eastbay, Inc.
eVenator, Inc.
Foot Locker Japan, Inc.
Northern Reflections Inc.
Retail Company of Germany, Inc.
The Richman Brothers Company
Robby's Sporting Goods, Inc.
Team Edition Apparel, Inc.
The San Francisco Music Box Company
Venator Group Corporate Services, Inc.
Venator Group Holdings, Inc.
Venator Group Retail, Inc.
Venator Group Sourcing, Inc.
Venator Group Speciality, Inc.

                                                                 Schedule III to
                                                         General Counsel Opinion
                                                         -----------------------


                                  Co-Applicants
                                  -------------

Venator Group Retail, Inc.
Venator Group Specialty, Inc.

                                                                       Exhibit C



                       ASSIGNMENT AND ASSUMPTION AGREEMENT


     AGREEMENT  dated  as  of  ___________,   ________  among   [ASSIGNOR]  )the
"Assignor") and [ASSIGNEE] (the "Assignee").

                                   WITNESSETH

     WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the Letter of Credit Agreement dated as of March 19, 1999 among Venator Group, Inc., the Co-Applicants party thereto, the Banks party thereto and The Bank of New York as Agent (as further amended from time to time, the "Credit Agreement");

     WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to participate in Letters of Credit issued for the account of the Applicant or any Co-Applicant in an aggregate amount at any time outstanding not to exceed $ _________; and

     WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $ __________1/ (the "Assigned Amount"), together with a corresponding portion of its LC Exposure, and the
Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     SECTION 1. Definitions. All capitalized terms not otherwise defined herein have the respective meanings set forth in the Credit Agreement.

     SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment and purchases such rights from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the LC Exposure of the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Applicant and the Agent and the payment of the amounts specified in Section 3 hereof required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

-----------------------------

1/ Must be in an amount of not less than $5,000,000 if the Assignee was not a Bank immediately prior to such assignment.

     SECTION 3. Payments. (a) As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.2/ It is understood that facility fees accrued to the date hereof in respect of the Assigned Amount are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement or any other Loan Document which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

     (b) The Assignor shall pay the $3,500 administrative fee to be paid by it to the Agent pursuant to Section 9.06(c) of the Credit Agreement.3/

     [SECTION 4. Consent of the Applicant and the Agent. This Agreement is conditioned upon the consent of the Applicant and the Agent pursuant to Section 9.06(c) of the Credit Agreement. The execution of this Agreement by the Applicant and the Agent is evidence of this consent.]

     SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Applicant or any other Obligor, or the validity and enforceability of the obligations of the Applicant or any other Obligor in respect of any Loan Document. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of any Obligor.

     SECTION 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

---------------------------------

2/ Amount should combine principal togerher with accrued interest and breakage compensation, if any, to be paid by the Assignee.

3/ Section 3(b) should be deleted if the assignment is required by the Applicant pursuant to Section 8.03 of the Credit Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                             [ASSIGNOR]



                                             By
                                               ---------------------------
                                               Title



                                             [ASSIGNEE]



                                             By
                                               ---------------------------
                                               Title:

[Consented and agreed to:

VENATOR GROUP, INC.



By
  ----------------------
  Title:



THE BANK OF NEW YORK,
as Agent



By
   ---------------------
  Title: